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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported) January 16, 2003
                                                         ----------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-15781               04-3510455
      --------                      ---------             ----------
(State or other jurisdiction of    (Commission            (IRS Employer
         incorporation)            File Number)          Identification No.)

                24 North Street, Pittsfield, Massachusetts 01201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (413) 443-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEMS 1, 2, 3, 4, 5, 6 AND 8. NOT APPLICABLE.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
-------     ---------------------------------

      (a)   Financial Statements of Businesses Acquired:  Not applicable

      (b)   Pro Forma Financial Information:  Not applicable

      (c)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated January 16, 2003

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

        On January 16, 2003, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, announced its expected fourth quarter earnings per share and fourth quarter net charges related to its management and operations restructuring.

        A copy of the Company's press release dated January 16, 2003 is attached as Exhibit 99.1 and incorporated herein by reference.



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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BERKSHIRE HILLS BANCORP, INC.


Dated:  January 17, 2003           By: /S/ Michael P. Daly
                                       -----------------------------------------
                                       Michael P. Daly
                                       President and Chief Executive Officer